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                                                                    Exhibit 23.1
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                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Electric Fuel Corporation of our report dated February 26, 1999 relating to the financial statements, which appear in the December 31, 1998 Annual Report on Form 10-K of Electric Fuel Corporation.


                                          /s/ Kesselman & Kesselman
                                          -------------------------------------
                                          Kesselman & Kesselman
                                          Certified Public Accountants (Israel)


Jerusalem, Israel

February 9, 2000